EXHIBIT 10.6

FIRST AMENDMENT
TO
WARRANT AGREEMENT

This FIRST AMENDMENT TO WARRANT AGREEMENT (the "First Amendment") among Patrick Industries, Inc., an Indiana corporation (the “Company”); Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership (“Tontine”); Northcreek Mezzanine Fund I, L.P., a Delaware limited partnership (“Northcreek”); and Stinger Northcreek PATK LLC, a Delaware limited liability company (“Stinger Northcreek”) takes effect September 16, 2011.

RECITALS

A.           The Company, Tontine, and Northcreek are parties to the Note Purchase Agreement.

B.            In connection with the Note Purchase Agreement, the Company, Tontine, and Northcreek entered into a Warrant Agreement dated March 31, 2011 (the “Warrant Agreement”) whereby the Company issued to each of Tontine and Northcreek a Warrant to purchase 125,000 shares of Common Stock at $0.01 (the “First Tranche Warrants”).  The Warrant Agreement provided for the future issuance of additional Warrants to purchase up to an additional 150,000 shares of Common Stock.

C.            The Company, Tontine, and Northcreek are entering into a First Amendment to Note and Warrant Purchase Agreement dated the date of this First Amendment to amend the Note Purchase Agreement to, among other things, provide for (i) the Company’s sale of an additional $2,700,000 of additional Subordinated Debt (as defined in the Note Purchase Agreement) to Northcreek and Stinger and (ii) in connection with that sale of Subordinated Debt, the Company’s issuing to Northcreek and Stinger Warrants to aggregately purchase 135,000 shares of Common Stock (collectively, the “Second Tranche Warrants”).

D.            In order to reflect the Company’s issuance of the Second Tranche Warrants to Northcreek and Stinger Northcreek, the parties have agreed to amend the Warrant Agreement, all on the terms and conditions set forth in this First Amendment.

Accordingly, in consideration of their mutual covenants and agreements set forth below and intending to be legally bound hereby, the parties agree as follows:

1.      Recitals.

Recitals A – D above are incorporated into this First Amendment and are acknowledged by the Company as true and correct.

(a)    Capitalized Terms, References.  A term with its initial letter or initial letters capitalized that is used but not defined in this First Amendment (including the Recitals) has the meaning assigned to it in the Warrant Agreement (as amended by this First Amendment).  As used in this First Amendment, "including" is not a term of limitation and means "including without limitation."  Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Warrant Agreement and each reference to "this Agreement" and similar references contained in the Warrant Agreement, on and after the date of this First Amendment, will refer to the Warrant Agreement as amended by this First Amendment.

(b)    Existing Definitions.  The following existing definitions in Article I of the Warrant Agreement are hereby amended and restated in their entirety to read as follows:

“Holder” means (i) a Person to whom the Company has issued a Warrant in accordance with the Note Purchase Agreement and this Agreement and (ii) a Person acquiring a Warrant by a transfer of a Warrant accomplished in accordance with this Agreement and the Note Purchase Agreement.

“Initial Number of Shares” means 400,000 shares of Common Stock.

“Note Purchase Agreement” means the Secured Senior Subordinated Note and Warrant Purchase Agreement dated March 31, 2011 among the Company, Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership, and Northcreek Mezzanine Fund I, L.P., a Delaware limited partnership, as that agreement may be periodically amended, restated, supplemented, or modified in accordance with its terms.

2.      Amendment to Introductory Paragraph.  The introductory paragraph of the Warrant Agreement is amended by deleting the following text: “(along with their permitted transferees, the ‘Holders’)”.

3.      Amendment to WHEREAS Clause.  The first WHEREAS clause of  the Warrant Agreement is hereby amended by deleting the text “(the ‘Note Purchase Agreement’).”

4.      Amendment to Schedule A.  Schedule A of the Warrant Agreement is entirely deleted and replaced with the Schedule A attached to this First Amendment.

5.      Confirmation.  The parties confirm that the Second Tranche Warrants are Warrants issued under and governed by the Warrant Agreement and the Note Purchase Agreement.

6.      Force and Effect.  The Warrant Agreement remains unchanged and continues in full force and effect, as amended by this First Amendment.  Except as expressly set forth in Sections 2 – Section 5 of this First Amendment, nothing in this First Amendment (i) modifies or alters, in any way, the Warrant Agreement or (ii) waives, releases, or limits any rights or remedies that Tontine or Northcreek have under the Warrant Agreement, or at law or equity.

7.      Governing Law.  Illinois (without regard to any jurisdiction’s conflict-of-laws principles) exclusively governs all matters arising from or relating in any way to this First Amendment.

8.      Counterparts, Telecopy Signatures.  This First Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of signed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding signing and delivery of this First Amendment by such party.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

2

The parties have signed this First Amendment as of the day and year specified in the introductory paragraph.

PATRICK INDUSTRIES, INC.

By:	/s/ Andy L. Nemeth

Title:	Executive Vice President of Finance, Chief Financial Officer

Name:	Andy L. Nemeth
Print Name

NORTHCREEK MEZZANINE FUND I, L.P.

By:	NMF GP, LLC, its general partner

	By:	Northcreek Management, Inc., its manager

	By:	/s/ Barry A. Peterson

	Title:	Vice President

	Name:	Barry A. Peterson
Print Name
STINGER NORTHCREEK PATK LLC

By:	Northcreek Management, Inc., its manager

	By:	/s/ Barry A. Peterson

	Title:	Vice President

	Name:	Barry A. Peterson
Print Name

TONTINE CAPITAL OVERSEAS MASTER FUND II, L.P.

By:	Tontine Asset Associates, L.L.C., its general partner

	By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, Managing Member

Signature Page
First Amendment to Warrant Agreement

SCHEDULE A
To Warrant Agreement

Holder Address and Facsimile Number	Aggregate Number of Warrant Shares	Issue Date
Tontine Capital Overseas Master Fund II, L.P. 55 Railroad Avenue Greenwich, CT 06830 Telephone: (203) 769-2000 Facsimile: (203) 769-2010 Attn: Mr. Jeffrey L. Gendell	125,000 First Tranche Warrant	03/31/2011
Northcreek Mezzanine Fund I, L.P. 255 East Fifth Street, Suite 3010 Cincinnati, OH 45202 Telephone: (513) 985-6601 Facsimile: (513) 985-6603 Attn: Barry A. Peterson	125,000 First Tranche Warrant	03/31/2011
Northcreek Mezzanine Fund I, L.P. 255 East Fifth Street, Suite 3010 Cincinnati, OH 45202 Telephone: (513) 985-6601 Facsimile: (513) 985-6603 Attn: Barry A. Peterson	85,000 Second Tranche Warrant	09/16/2011
Stinger Northcreek PATK LLC c/o Northcreek Mezzanine Fund I, L.P. 255 East Fifth Street, Suite 3010 Cincinnati, OH 45202 Telephone: (513) 985-6601 Facsimile: (513) 985-6603 Attn: Barry A. Peterson	50,000 Second Tranche Warrant	09/16/2011